SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2003


                               EP MEDSYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)


                NEW JERSEY           0-28260           22-3212190
                -------------------------------------------------
    (State or other jurisdiction   (Commission        (IRS Employer
     of incorporation)              File Number)    Identification No.)

                           575 Route 73 N. Building D
                       WEST BERLIN, NEW JERSEY        08091
           (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (856) 753-8533

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9.           REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is the text of EP MedSystems, Inc.'s January 31, 2003 press release regarding the sale of 2,007,475 shares of its common stock, and warrants to purchase 802,990 shares of its common stock, for an aggregate purchase price of approximately $2.47 million.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EP MEDSYSTEMS, INC.

Date: February 3, 2003           BY: /S/ REINHARD SCHMIDT
                                 ------------------------

                                 Reinhard Schmidt
                                 President and Chief Executive Officer
                                 (Principal Executive Officer)


Date: February 3, 2003           BY: /S/ MATTHEW HILL
                                 --------------------

                                 Matthew Hill
                                 Controller
                                 (Principal Financial Officer)



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EXHIBIT NO.                         DESCRIPTION

99.1                                Press release dated January 31, 2003